UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 11, 2025

HERITAGE DISTILLING HOLDING COMPANY INC.

(Exact name of registrant as specified in charter)

Delaware	001-42411	83-4558219
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

9668 Bujacich Road Gig Harbor, Washington	98332
(Address of Principal Executive Offices)	(zip code)

(253) 509-0008

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CASK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 11, 2025, Heritage Distilling Holding Company, Inc. (the “Company”) entered into subscription agreements (each, a “Subscription Agreement” and collectively the “Subscription Agreements”) with certain institutional and accredited investors (each, an “Investor” and collectively, the “Investors”), pursuant to which the Company, subject to the restrictions and satisfaction of the conditions in the Subscription Agreements, has agreed to sell in a private placement (the “Offering”) to the Investors an aggregate of 183,478,891 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and pre-funded warrants (the “Pre-Funded Warrants”) to acquire in the aggregate up to 186,900,000 shares of Common Stock. The purchase price for the Shares is $0.6043 per share (the “Share Price”) and the purchase price for the Pre-Funded Warrants is equal to the Share Price less $0.0001, or $0.6042 per Pre-Funded Warrant.

Included among the Investors in the Offering are Story Foundation, the entity behind the Story Network (“Story Foundation”), which has agreed to purchase 9,295,141 Shares and Pre-Funded Warrants to purchase 85,000,000 shares of Common Stock; Justin Stiefel, the Company’s Chairman and Chief Executive Officer, who has agreed to purchase 3,309,614 Shares; and Andrew Varga, a director of the Company, who has agreed to purchase 300,000 Shares.

Of the total $223,819,964 purchase price for the Shares and the Pre-Funded Warrants, $50,862,166 is expected to be paid in cash, $49,137,833 is expected to be paid in the cryptocurrency stablecoin commonly referred to as USDC (“USDC”), based on a purchase price of $1.00 per USDC, and $123,819,949 is expected to be paid in the native cryptocurrency of the Story Network, referred to as $IP Tokens (“$IP Tokens”), which will be valued for purpose of the Subscription Agreement at (i) $5.2413 (representing a 20% discount from the closing price of $IP Tokens on August 8, 2025 as reported by CoinMarketCap.com) in the case of the Story Core Contributors (as defined in the Subscription Agreements), (ii) $3.40 (representing an approximate 48% discount from the closing price of $IP Tokens on August 8, 2025 as reported by CoinMarketCap.com) in the case of Story Foundation, or (iii) $6.5516 (the reported closing price of $IP Tokens on August 8, 2025 as reported by CoinMarketCap.com) in the case of all other Investors.

The Offering is expected to close on or about August 13, 2025, subject to the satisfaction of customary closing conditions. The Company intends to use (a) up to $4.0 million of the net proceeds from the Offering for general corporate purposes initiated after the closing, (b) up to $0.6 million for pre-existing working capital commitments or obligations, and (c) at least $80.0 million to purchase $IP Tokens from Story Foundation at a price per $IP Token of $3.40. The balance of the net proceeds will be used to purchase or otherwise acquire $IP Tokens and for the establishment of the Company’s cryptocurrency treasury operations to the extent consistent with the Company’s investment policy as amended or otherwise modified from time to time. The Company shall not use more than $7.0 million of such proceeds: (i) for the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), (ii) for the redemption of any Common Stock or (iii) for the settlement of any outstanding litigation. In connection with the announcement of the Offering, the Company announced the launch of its digital asset treasury reserve strategy, to be effective upon the closing of the Offering, pursuant to which the Company plans to use $IP Tokens as its primary treasury reserve asset on an ongoing basis.

The Pre-Funded Warrants

The Pre-Funded Warrants to be issued pursuant to the Subscription Agreements will be exercisable to purchase an aggregate of 186,900,000 shares of Common Stock (the “Pre-Funded Warrant Shares”) at an exercise price of $0.0001 per share. The Pre-Funded Warrants will be exercisable in cash or by means of a cashless exercise and will not expire until the date the Pre-Funded Warrants are fully exercised. The exercise price of the Pre-Funded Warrants is subject to adjustment for stock dividends, stock splits, recapitalizations and the like. A holder (together with its affiliates) may not exercise any portion of a Pre-Funded Warrant to the extent that the holder would own more than a specified percentage of the Company’s outstanding Common Stock immediately after exercise (the “Beneficial Ownership Limitation”), such percentage to be either 4.99% or 9.99% as determined by the Investor at the time of purchase of the Pre-Funded Warrant, except that upon at least 61 days’ prior notice from the holder to the Company, the holder may increase the amount of ownership of outstanding stock after exercising the holder’s Pre-Funded Warrants up to 19.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Pre-Funded Warrants. Following approval of the Offering by the Company’s stockholders, as discussed below, a holder of Pre-Funded Warrants may request the permanent suspension of the Beneficial Ownership Limitation from such holder’s Pre-Funded Warrants.

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The Subscription Agreements

The Subscription Agreements contain representations and warranties of the Company and the Investors, which are typical for transactions of this type. The Subscription Agreements also obligate the Company to indemnify the Investors and various related parties for certain losses including those resulting from (i) any misrepresentation or breach of any representation or warranty made by the Company, (ii) any breach of any obligation of the Company, and (iii) certain claims by third parties. In addition, the Subscription Agreements contain customary covenants on the Company’s part that are typical for transactions of this type, as well as the following additional covenants:

(i)	the Company agreed that, effective upon the closing of the Offering, the Company will adopt a treasury reserve policy, under which the Company’s treasury reserve assets will consist of (i) cash and cash equivalents and short-term investments (“Cash Assets”) that exceed working capital requirements and (ii) $IP Tokens that will serve as the primary treasury reserve asset of the Company on an ongoing basis, subject to market conditions and anticipated needs of the business for Cash Assets and oversight by the Digital Assets Committee of the Company’s board of directors (the “Board”);

(ii)	the Company agreed to increase the reserve under the Company’s 2024 Equity Incentive Plan (the “Incentive Plan”) to 35 million shares of Common Stock and to seek stockholder approval of such increase;

(iii)	the Company agreed to use its commercially reasonable efforts to hold a special stockholder meeting (the “Special Meeting”) no later than September 30, 2025 (or October 20, 2025 if the Securities and Exchange Commission (the “SEC”) conducts a review of the preliminary proxy statement filed by the Company in connection with such stockholder meeting), at which the Company would solicit its stockholders’ affirmative vote for, among other matters, approval of its issuance of the Securities (as defined in the Subscription Agreement), the Advisory Warrants (as defined below), the Advisory Warrant Shares (as defined below) and other securities issued or issuable to advisors of the Company in accordance with the applicable law and the rules and regulations of Nasdaq and approval of the increase in the share reserve under the Incentive Plan; and

(iv)	the Company agreed that, following receipt of stockholder approval of the issuance of the Securities at the Special Meeting, it will take all necessary corporate action such that (a) the authorized size of the Board shall be eight members, (b) at least three and up to five individuals designated by Story Foundation shall be appointed to the Board (each a “New Director” and collectively, the “New Directors”), (c) the Technology and Cryptocurrency Committee of the Board shall be reconstituted as the Digital Assets Committee with an updated committee charter to be adopted, which committee shall be comprised solely of the New Directors and will be chaired by a New Director, (d) certain of the New Directors will be appointed as members of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee of the Board, as designated by Story Foundation, and (e) an individual designated by Story Foundation shall be appointed as the Chief Investment Officer of the Company.

Registration Rights Agreement

In connection with the Offering, on August 11, 2025, the Company and the Investors entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company agreed to, among other things, file a resale registration statement (the “Registration Statement”) with the SEC on or prior to the date that is 15 days following the date of the Registration Rights Agreement (the “Filing Deadline”) to register for resale (i) the shares of Common Stock issued in the Offering, and (ii) the Pre-Funded Warrant Shares issuable upon exercise of the Pre-Funded Warrants. The Company may include in the Registration Statement certain other outstanding shares of Common Stock and shares of Common Stock issuable upon the exercise of certain other outstanding warrants of the Company. The Company has agreed to use its best efforts to cause the Registration Statement to be declared effective as promptly as possible, but in no event later than (X) 30 days (or 90 days if the Registration Statement is subject to a review by the SEC) after the earlier of (A) the Filing Deadline and (B) the date the Registration Statement was filed with the SEC, or (Y) five business days after the date the Company receives written notification from the SEC that the Registration Statement will not be reviewed. The Company agreed to use its best efforts to maintain the effectiveness of the Registration Statement until such time as there are no Registrable Securities (as such term is defined in the Registration Rights Agreement) remaining.

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In the Registration Rights Agreement, the Company has granted to the Investors, and the Investors have granted to the Company, customary indemnification rights.

Advisory Warrants and Restricted Stock Units

In anticipation of the Offering, between June 19, 2025 and August 10, 2025, the Company entered into advisory and implementation agreements (the “Advisory Agreements”) with Open World, Inc. and certain of its management and affiliates, S.Y. Lee, Founder and CEO of PIP Labs, original creator of Story, and certain other advisors to the Company (each an “Advisor” and collectively, the “Advisors”), pursuant to which the Advisors will provide certain consulting, strategy and business development services to the Company related to the establishment by the Company of a treasury function in certain non-security cryptocurrencies, including $IP Tokens. Pursuant to the Advisory Agreements, the Company will issue to certain Advisors, upon receipt of stockholder approval of the issuance of such shares at the Special Meeting, an aggregate of 6,416,168 shares of Common Stock and, upon the closing of the Offering, warrants to purchase up to an aggregate of 17,400,000 shares of Common Stock for a purchase price of $0.01 per share, consisting of: (i) warrants to purchase up to 3,875,000 shares of Common Stock that will vest on the earlier of three months following the issue date or the date on which the closing price of the Common Stock equals or exceeds $1.00 per share (the “First Tranche Warrants”), (ii) warrants to purchase up to 4,075,000 shares of Common Stock that will vest on the earlier of six months following the issue date or the date on which the closing price of the Common Stock equals or exceeds $1.50 per share (the “Second Tranche Warrants”), (iii) warrants to purchase up to 4,200,000 shares of Common Stock that will vest on the earlier of six months following the issue date or the date on which the closing price of the Common Stock equals or exceeds $2.00 per share (the “Third Tranche Warrants”), and (iv) warrants to purchase up to 5,250,000 shares of Common Stock that will vest in 12 equal monthly installments of 437,500 shares beginning on the issue date so that all of such warrants are vested 12 months following the issue date (the “Fourth Tranche Warrants” and together with the First Tranche Warrants, the Second Tranche Warrants and the Third Tranche Warrants, the “Advisory Warrants”), with each warrant exercisable only upon receipt of stockholder approval of the issuance of the Advisory Warrant Shares (as defined below) at the Special Meeting and subject to vesting, forfeiture and such other terms as are set forth therein. The shares of Common Stock issuable upon exercise of the Advisory Warrants are referred to herein as the “Advisory Warrant Shares.” Each of the Advisory Warrants expires five years from the date of issuance. The Advisory Warrants contain incidental registration rights, pursuant to which the Company is required to register the Advisory Warrant Shares for resale in the Registration Statement to be filed by the Company pursuant to the Registration Rights Agreement. In addition, in the Advisory Agreement of one of the Advisors, the Company agreed to grant to such Advisor 2,500,000 restricted stock units under the Company’s Incentive Plan following the receipt of stockholder approval of the increase in the number of shares of Common Stock reserved for issuance under the Incentive Plan at the Special Meeting, and in the Advisory Agreement of another Advisor, the Company agreed to grant to such other Advisor under the Incentive Plan restricted stock units having a value equal to $250,000.

Placement Agency Agreement

In connection with the Offering, the Company entered into a Placement Agency Agreement, dated as of August 11, 2025 (the “Agency Agreement”), with Cantor Fitzgerald & Co. and Roth Capital Partners, LLC, as placement agents (the “Placement Agents”), for the Offering. Pursuant to the Agency Agreement, the Company agreed to pay to the Placement Agents (i) a cash fee equal to 6.0% of the gross proceeds from any sale of securities (inclusive of consideration for securities paid in the form of digital assets) in the Offering (or 3.0% of such gross proceeds for sales to certain listed investors and no cash fee for sales to Story Foundation or certain affiliates of Story Foundation or the Company) and (ii) warrants to purchase shares of Common Stock equal to 3.0% of the number of shares of Common Stock and Pre-Funded Warrants that are issued in the Offering for cash consideration or stablecoin (i.e. USDC), initially with an exercise price of $0.01 per share and a five-year term (the “Agent Warrants”), subject to the same reductions in amount as applied to the cash fee. The shares of Common Stock issuable upon exercise of the Agent Warrants are referred to herein as the “Agent Warrant Shares.” The Company also agreed to reimburse the expenses of the Placement Agents up to a maximum of $300,000 in the aggregate.

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The Agency Agreement contains representations and warranties of the Company, which are typical for transactions of this type. In addition, the Company has granted to the Placement Agents customary indemnification rights in connection with the Agency Agreement.

General

The foregoing summaries of the Pre-Funded Warrants, Advisory Warrants, Agent Warrants, Subscription Agreements, Registration Rights Agreement and Agency Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of those agreements, which are attached hereto as Exhibits 4.1, 4.2, 4.3, 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and are hereby incorporated by reference into this Item 1.01. The representations, warranties and covenants contained in such agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K with regard to the offer and sale of the Shares and the Pre-Funded Warrants to the Investors, the issuance of the shares of Common Stock and the Advisory Warrants to the Advisors and the issuance of the Agent Warrants to the Placement Agents is incorporated herein by reference. The Shares, the shares of Common Stock issuable to Advisors pursuant to the Advisory Agreements and the Pre-Funded Warrants, the Advisory Warrants and the Agent Warrants were issued and sold by the Company, and the future issuance of shares of Common Stock pursuant to the exercise of the Pre-Funded Warrants, the Advisory Warrants and the Agent Warrants will be issued and sold by the Company, in reliance upon an exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. The Company relied on this exemption from registration with respect to the Shares and the Pre-Funded Warrants based in part on representations made by the Investors. These securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Neither this Current Report on Form 8-K, nor any exhibit attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein.

Item 8.01 Other Information.

In connection with the Offering and related transactions described herein, the Company included in Addendum A to the Subscription Agreements certain risk factors disclosure applicable to its business and the Offering. The risk factors disclosure included in Addendum A to the Subscription Agreements, the form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, is incorporated herein by reference. For the avoidance of doubt, such information incorporated by reference into this first paragraph of Item 8.01 shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

On August 11, 2025, the Company issued a press release announcing the Offering and related transactions, including the launch of its digital asset treasury strategy. The Company intends to continue to pursue its current lines of business in addition to the pursuit of its digital asset treasury strategy.

In connection with the Offering, the Company delivered an investor presentation to potential investors on a confidential basis.

The press release and investor presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated into this Item 8.01 by reference. The information incorporated by reference into this Item 8.01 from Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as expressly set forth by specific reference in such filing.

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Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. These forward-looking statements address various matters including statements relating to the anticipated benefits and timing of the completion of the Offering and related transactions, the intended use of proceeds from the Offering, the Company’s proposed digital asset treasury strategy, the digital assets to be held by the Company and the expected benefits from the transactions described herein. Each forward-looking statement contained in this Current Report on Form 8-K is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the risk that the proposed transactions described herein may not be completed in a timely manner or at all; failure to realize the anticipated benefits of the Offering and related transactions, including the proposed digital asset treasury strategy; changes in business, market, financial, political and regulatory conditions; risks relating to the Company’s operations and business, including the highly volatile nature of the price of $IP Tokens and other cryptocurrencies; the risk that the Company’s stock price may be highly correlated to the price of the digital assets that it holds; risks related to increased competition in the industries in which the Company does and will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of crypto assets for U.S. and foreign tax purpose, as well as those risks and uncertainties identified in Addendum A to the form of Subscription Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and those identified under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and other information the Company has or may file with the SEC.

The Company cautions investors not to place considerable reliance on the forward-looking statements contained in this Current Report on Form 8-K. You are encouraged to read the Company’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this Current Report on Form 8-K speak only as of the date of this report, and we undertake no obligation to update or revise any of these statements. The Company’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Pre-Funded Warrant
4.2	Form of Advisory Warrant
4.3	Form of Placement Agent Warrant
10.1*	Form of Subscription Agreement, dated as of August 11, 2025, between the Company and each Subscriber (as defined therein)
10.2	Form of Registration Rights Agreement, dated as of August 11, 2025, between the Company and each Purchaser (as defined therein)
10.3*	Placement Agency Agreement, dated as of August 11, 2025, among the Company, Cantor Fitzgerald & Co. and Roth Capital Partners, LLC
99.1	Press Release, dated August 11, 2025
99.2	Investor Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2025	HERITAGE DISTILLING HOLDING COMPANY INC.

	By:	/s/ Justin Stiefel
Justin Stiefel
Chief Executive Officer

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